Exhibit 99.1

                               TRUSTEE'S DISTRIBUTION STATEMENT

 THE                                    TO THE HOLDERS OF:
BANK OF                                 Corporate Bond-Backed Certificates
  NEW                                   Series 1998-CAT-1
 YORK                                   Class A-1 Certificates
                                              CUSIP NUMBER: 219-87H-AQ8

in accordance with the Standard Terms and Conditions
of Trust, The Bank of New York, as trustee submits the
following cash basis statement for the period ending :        September 02, 2008

INTEREST ACCOUNT
----------------
Balance as of        March 03, 2008                                      $0.00
      Scheduled Income received on securities.................     $872,807.00
      Unscheduled Income received on securities...............           $0.00
      Interest Received on sale of securities.................           $0.00
LESS:
      Distribution to Class A-1 Holders............. $869,807.00
      Trustee Fees..................................   $2,250.00

      Fees allocated for third party expenses.......     $750.00
Balance as of        September 02, 2008                 Subtotal         $0.00


PRINCIPAL ACCOUNT
-----------------
Balance as of March 03, 2008                                             $0.00
      Scheduled Principal payment received on
        securities............................................     $970,943.00
      Principal received on sale of securities................           $0.00
LESS:
      Distribution to Class A-1 Holders............. $970,943.00

      Distribution to Swap Counterparty.............       $0.00

Balance as of September 02, 2008                        Subtotal         $0.00
                                                         Balance         $0.00

              UNDERLYING SECURITIES HELD AS OF: September 02, 2008
                          $50,000,000 7.375% Debentures
                                    Issued by
                                 CATERPILLAR INC
                              CUSIP# : 149-123-BE0